CREDIT SUISSE COMMODITY STRATEGY FUNDS
Credit Suisse Commodity Return Strategy Fund
(the “Fund”)

Supplement dated March 22, 2021
to the Prospectus and Summary Prospectus, each dated February 28, 2021

Effective immediately, Christopher Burton is the lead portfolio manager of the Fund, and Bryant Lie will no longer be a portfolio manager of the Fund. Accordingly, the Fund’s Prospectus and Summary Prospectus are updated as set out below.

Effective immediately, the section of the Prospectus entitled “Credit Suisse Commodity Return Strategy Fund — Summary — Portfolio Management — Portfolio managers” and the section of the Summary Prospectus entitled “Portfolio Management — Portfolio managers” are deleted in their entirety and replaced with the following:

The Credit Suisse Commodities Management Team is responsible for the day-to-day management of the fund. Christopher Burton, Senior Portfolio Manager and Managing Director, is the lead portfolio manager of the team and has been managing the fund since  2005.

Effective immediately, the section of the Prospectus entitled “Meet the Managers — Commodity Return Strategy Fund” is deleted in its entirety and replaced with the following:

The Commodity Return Strategy Fund is managed by the Credit Suisse Commodities Portfolio Management Team (the “Commodities Team”).  Christopher Burton, the lead portfolio manager, is primarily responsible for the day-to-day portfolio management of the Commodity Return Strategy Fund including commodities exposure, portfolio construction and risk management.

Effective immediately, the information in the table under the section of the Prospectus entitled “Meet the Managers” relating to Christopher Burton and Bryant Lie are deleted in their entirety and replaced with the following:

Christopher Burton, Managing Director	Commodity Return Strategy Fund

Mr. Burton is a Portfolio Manager and trader specializing in derivatives. He has been a member of the Commodities Team since 2005. Mr. Burton earned a B.S. in Economics with concentrations in Finance and Accounting from the University of Pennsylvania’s Wharton School of Business.  Mr. Burton is a CFA charter holder.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Job titles indicate position with the investment manager.

Shareholders should retain this supplement for future reference.

March 22, 2021	16-0321 CS-PRO COM-SUMPRO 2021-001